Exhibit 10.15

CBFH, INC.

2014 STOCK OPTION PLAN

(adopted by the Company’s Board of Directors on May 21, 2014)

(approved by the Company’s shareholders on May 21, 2014)

1.                                      Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected Employees and to promote the success of the Company’s business by offering these individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase this interest, by permitting them to receive Shares of the Company. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2.                                      Definitions. For purposes of this Plan, the following terms shall have the following meanings:

(a)                                 “Administrator” means the Board of the Company or any of its Committees or designees as shall be administering the Plan in accordance with Section 4 hereof.

(b)                                 “Applicable Law” means any applicable legal requirements relating to the administration of and the issuance of securities under equity securities-based compensation plans, including, without limitation, the requirements of U.S. state corporate laws, U.S. federal and state securities laws, U.S. federal law, the Code, the laws of Texas, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes or regulations, to the extent reasonably appropriate as determined by the Administrator.

(c)                                  “Bank” means the CommunityBank of Texas, N.A., a wholly-owned subsidiary of the Company, or any successor thereto.

(d)                                 “Board” means the Board of Directors of the Company.

(e)                                  “Cause” means, with respect to an Optionee’s termination by the Bank as an Employee, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Optionee and the Bank. In the absence of an effective written agreement that contains a definition of Cause, the term Cause shall mean any of the following: (i) any act or omission by the Optionee that constitutes a material breach by the Optionee of any of his or her obligations under the Plan or an applicable Option Agreement; (ii) the Optionee’s conviction of, or plea of nolo contendere to, (A) any felony or (B) another crime involving dishonesty or moral turpitude or a crime which could reflect negatively upon the Company or the Bank or otherwise impair or impede the operations of either; (iii) the Optionee engaging in any misconduct, negligence, act of dishonesty, violence or threat of violence (including any violation of federal securities laws or bank regulator laws) that is injurious to the Company or the Bank or any of its subsidiaries or affiliates; (iv) the Optionee’s material breach of a written policy of the Company or the Bank or the rules of any governmental or regulatory body applicable to the Company or the Bank; (v) the Optionee’s refusal to follow the directions of his or her superiors; and (vi) any other willful misconduct by the Optionee which is materially injurious to the financial condition or business reputation of the Company or the Bank or any of its subsidiaries or affiliates. Whether Cause exists, whether Cause is susceptible to correction and whether Cause has been corrected shall be determined in the sole and absolute discretion of the Administrator.

(f)                                   “Change in Control” means, except as otherwise defined in an applicable Option Agreement, the occurrence of any of the following events:

(i)                                     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company or the Bank representing fifty percent (50%) or more of the total voting power represented by the Company’s or the Bank’s then outstanding voting securities;

(ii)                                  the consummation of the sale, lease, transfer or disposition by the Company or the Bank of all or substantially all of the assets of the Company or the Bank to any third party;

(iii)                               the complete liquidation or dissolution of the Company or the Bank; or

(iv)                              the consummation of a merger or consolidation of the Company or the Bank with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company or the Bank outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or the Bank, or such surviving entity or its parent outstanding immediately after such merger or consolidation, but excluding any series of transactions that the Administrator reasonably determines shall not be a Change in Control.

Notwithstanding this Section 2(f) to the contrary, a transaction shall not constitute a Change in Control if: (A) its sole purpose is to change the legal jurisdiction of the Company’s or the Bank’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the securities of the Company or the Bank immediately before such transaction; (B) the primary purpose of the transaction is to raise capital for the Company’s or the Bank’s operations and business activities, including, without limitation, an initial public offering of Shares under the Securities Act or other Applicable Law; or (C) the purpose of the transaction is to effectuate the implementation of an employee stock ownership plan, as such term is used under the Code.

(g)                                  “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(h)                                 “Committee” means a committee appointed by the Company’s Board in accordance with Section 4 hereof.

(i)                                     “Company” means CBFH, Inc., a Texas corporation, or any successor corporation thereto.

(j)                                    “Date of Grant” means the date an Option is granted, to an Optionee in accordance with Section 12 hereof.

(k)                                 “Director” means a member of the Board.

(l)                                     “Disability” means, unless otherwise defined in an applicable Option Agreement, a total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Nonstatutory Stock Options, the Administrator in its sole discretion may determine whether a total and permanent disability exists in accordance with uniform and nondiscriminatory standards adopted by the Administrator from time to time.

(m)                             “Employee” means any person, including officers, employed by the Company or the Bank, or any Parent or Subsidiary. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company, the Bank or any Parent or Subsidiary, including sick leave, military leave, or any other personal leave, or (ii) transfers between and among locations of the Company, the Bank or any Parent or Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or the Bank is not so guaranteed, then three (3) months following the ninety first (91st) day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company, the Bank or any Parent or Subsidiary shall be sufficient to constitute “employment” by the Company, the Bank or any Parent or Subsidiary.

(n)                                 “Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Administrator in the applicable Option Agreement in accordance with Section 6(d) hereof.

(o)                                 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(p)                                 “Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(i)                                     if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for the Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                  if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean of the high bid and low asked prices for the Shares on the day of determination, as reported in The Wall Street Journal or any other source as the Administrator deems reliable; or

(iii)                               in the absence of an established market for the Shares, the Fair Market Value thereof shall be determined by a valuation that is performed by an independent third-party, and in the absence of such valuation, then in good faith by the Administrator in accordance with Applicable Law.

(q)                                 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(r)                                    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement, or an intended Incentive Stock Option that does not so qualify.

(s)                                   “Option” means an option to purchase Shares that is granted pursuant to the Plan in accordance with Section 6 hereof.

(t)                                    “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Bank and the Optionee, including any amendments thereto. The Option Agreement may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Option. Each Option Agreement is subject to the terms and conditions of the Plan.

(u)                                 “Optioned Shares” means the Shares subject to an Option.

(v)                                 “Optionee” means an Employee who has been granted an Option under the Plan.

(w)                               “Parent” means a “parent corporation” with respect to the Company or the Bank, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x)                                 “Plan” means this 2014 Stock Option Plan, as amended from time to time.

(y)                                 “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(z)                                  “Share” means the voting common stock of the Company, as adjusted in accordance with Section 11 hereof.

(aa)                          “Shareholders’ Agreement” means any agreement among, and covering, a majority of the shareholders of the Company.

(bb)                          “Subsidiary” means a “subsidiary corporation” with respect to the Company or the Bank, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.                                      Shares Subject to the Plan.

(a)                                 Basic Limitation. Subject to the provisions of Section 11 hereof, the number of Shares that shall be subject to the Plan and that may be issued under the Plan shall be 563,600 Shares, all of which may be subject to Incentive Stock Option treatment; provided, however, that, at no time while the Shares are not registered pursuant to the Securities Act or the Company is not otherwise subject to the public reporting requirements of the Exchange Act may the maximum aggregate number of Shares that may be issued upon the exercise of all outstanding Options and the aggregate number of Shares provided for under any other share bonus or similar plan of the Company exceed the number of Shares that the Company is permitted to issue pursuant to the exemption from registration provided by Rule 701 of the Securities Act or other exemption available under the Securities Act. The Shares may be authorized but unissued Shares. The number of Shares that are subject to Options outstanding under the Plan at any time shall not exceed the aggregate number of Shares that then remain available for issuance under the Plan. The Company, during the respective terms of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of outstanding Options granted under the Plan.

(b)                                 Additional Shares. If an Option expires, becomes unexercisable, or is cancelled, forfeited or otherwise terminated without having been exercised or settled in full, as the case may be, the Shares allocable to the unexercised portion of the Option shall again become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan. However, the following shares shall again become available for future grant under the Plan: (i) any Shares that are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or redemption, or (ii) any Shares that are retained by the Company upon the exercise of Shares under an Option in order to satisfy the Exercise Price for the Option or to satisfy any withholding taxes due with respect to such exercise.

(c)                                  Shares under Plans of Acquired Companies. Shares issued or transferred pursuant to an Option granted in substitution for outstanding awards, or in connection with assumed awards, previously granted by a company or other entity acquired by the Company or with which the Company combines, shall not count against the limits in the first sentence of Section 3(a) hereof.

4.                                      Administration of the Plan.

(a)                                 Administrator. Pursuant to a delegation of authority from the Company to the Administrator, the Plan shall be administered by the Company’s Board or a Committee or designee appointed by the Company’s Board, which Committee or designee shall be constituted to comply with Applicable Law.

(b)                                 Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or designee, the specific duties delegated by the Company’s Board to such Committee or designee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)                                     to determine the Fair Market Value, in accordance with Section 2(p) hereof;

(ii)                                  to select the Employees to whom Options may from time to time be granted hereunder;

(iii)                               to determine the number of Shares or cash to be covered by each Option granted hereunder;

(iv)                              to approve the form(s) of agreement for use under the Plan;

(v)                                 to determine the terms and conditions of any Option granted hereunder including, but not limited to, the Exercise Price, the time or times when Options may be exercised (which may be based on performance criteria), the time or times when repurchase or redemption rights shall lapse, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)                              to implement a program where (i) outstanding Options are surrendered or cancelled in exchange for Options of the same type (which may have lower Exercise Prices and different terms), Options of a different type, or cash, or (ii) the Exercise Price of an outstanding Option is reduced, based in each case on terms and conditions determined by the Administrator in its sole discretion;

(vii)                           to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable laws of jurisdictions other than the United States;

(viii)                        to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued under an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have

Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix)                              to modify or amend each Option (subject to Section 16 hereof and Optionee consent if the modification or amendment is to the Optionee’s detriment), including, without limitation, the discretionary authority to extend the post-termination exercisability of an Option longer than is otherwise provided for in an Option Agreement or accelerate the vesting of an Option or exercisability of an Option or lapsing of a repurchase or redemption right to which Shares may be subject;

(x)                                 to correct administrative errors;

(xi)                              to construe and interpret the terms of the Plan and Options granted pursuant to the Plan; and

(xii)                           to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

Notwithstanding anything in the foregoing to the contrary, only the Board (or its delegate, pursuant to a writing that specifically authorizes the delegate to effectuate grants of equity) shall have the authority to effectuate grants of equity under the Plan.

(c)                                  Delegation of Authority to Officers. Subject to Applicable Law, the Administrator may delegate limited authority to specified officers of the Bank to execute on behalf of the Company and/or the Bank any instrument required to effect an Option previously granted by the Administrator, and, at the sole discretion of the Administrator, to delegate authority to effectuate grants of Shares under the Plan pursuant to a limited and written delegation.

(d)                                 Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

(e)                                  Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as officers or Employees of the Company or the Bank, members of the Board and any officers or Employees of the Company to whom authority to act for the Board, the Administrator or the Company or the Bank is delegated shall be defended and indemnified by the Company or the Bank to the extent permitted by law. Such indemnification shall cover all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding. Notwithstanding the foregoing, such indemnification shall not include any matters to which it shall be adjudged in the claim, investigation, action, suit or proceeding that the subject person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company or the Bank, in writing, the opportunity at the Company’s or the Bank’s expense to defend the same.

5.                                      Eligibility.

(a)                                 General Rule. Options may be granted only to Employees.

(b)                                 Shareholder with Ten-Percent Holdings. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding securities of the Company or any Parent or Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless (i) the Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value on the Date of Grant, and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. For purposes of this Section 5(b), in determining ownership of securities, the attribution rules of Section 424(d) of the Code shall apply.

6.                                      Terms and Conditions of Options.

(a)                                 Option Agreement. Each grant of an Option under the Plan shall be evidenced by an Option Agreement between the Optionee and the Bank. Each Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in an Option Agreement. The provisions of the various Option Agreements entered into under the Plan need not be identical.

(b)                                 Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding a designation of an Option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Date of Grant.

(c)                                  Number of Shares. Each Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11 hereof.

(d)                                 Exercise Price. Each Option Agreement shall specify the Exercise Price. The Exercise Price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Date of Grant, and a higher percentage may be required by Section 5(b) hereof. Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Administrator in its sole discretion. The Exercise

Price shall be payable in accordance with Section 8 hereof and the applicable Option Agreement. Notwithstanding anything to the contrary in the foregoing or in Section 5(b), in the event of a transaction described in Section 424(a) of the Code, then, consistent with Section 424(a) of the Code, Incentive Stock Options may be issued at an Exercise Price other than as required by the foregoing and Section 5(b).

(e)                               Term of Option. The Option Agreement shall specify the term of the Option; provided, however, that the term shall not exceed ten (10) years from the Date of Grant, and a shorter term may be required by Section 5(b) hereof. Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire.

(f)                                   Exercisability. Each Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Option Agreement shall be determined by the Administrator in its sole discretion.

(g)                                  Exercise Procedure. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as may be determined by the Administrator and as set forth in the Option Agreement; provided, however, that an Option shall not be exercised for a fraction of a Share.

(i)                                     An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (B) full payment for the Shares with respect to which the Option is exercised, and (C) all representations, indemnifications and documents reasonably requested by the Administrator including, without limitation, any Shareholders’ Agreement. Full payment may consist of any consideration and method of payment authorized by the Administrator in accordance with Section 8 hereof and permitted by the Option Agreement.

(ii)                                  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Subject to all the terms and conditions of the Plan and the Option Agreement, the Company shall issue (or cause to be issued) certificates evidencing the issued Shares promptly after the Option is exercised. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares acquired upon the exercise of an Option, if those Shares remain subject to repurchase or redemption under the provisions of the Option Agreement, the Shareholders’ Agreement or any other agreement between the Company and the Optionee, or if those Shares are collateral for a loan or obligation due to the Company.

(iii)                               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan (in accordance with Section 3(b)) and for sale under the Option, by the number of Shares as to which the Option is exercised.

(h)                                 Termination of Service (other than by death).

(i)                                     If an Optionee ceases to be an Employee for any reason other than death, then the Optionee’s Options shall expire on the earlier of:

(A)                               The expiration date determined by Section 6(e) hereof;

(B)                               The ninetieth (90th) day following the termination of the Optionee’s relationship as an Employee for any reason other than Disability or Cause, or such other date as the Administrator may determine and specify in the Option Agreement, provided that no Option that is exercised after the ninetieth (90th) day following the termination of the Optionee’s relationship as an Employee shall be treated as an Incentive Stock Option; or

(C)                               The last day of the twelve (12) month period following the termination of the Optionee’s relationship as an Employee by reason of Disability, or such other date as the Administrator may determine and specify in the Option Agreement; provided that no Option that is exercised after the ninetieth (90th) day following the termination of the Optionee’s relationship as an Employee shall be treated as an Incentive Stock Option.

(ii)                                  Following the termination of the Optionee’s relationship as an Employee, the Optionee may exercise all or part of the Optionee’s Option at any time before the expiration of the Option as set forth in Section 6(h)(i) hereof, but only to the extent that the Option was vested and exercisable as of the date of termination of the Optionee’s relationship as an Employee (or became vested and exercisable as a result of the termination). Any remaining Optioned Shares that are unvested as of the date of termination of the Optionee’s relationship as an Employee shall be immediately forfeited. In the event that the Optionee dies after the termination of the Optionee’s relationship as an Employee but before the expiration of the Optionee’s Option as set forth in Section 6(h)(i) hereof, all or part of the Option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired the Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that the Option was vested and exercisable as of the termination date of the Optionee’s relationship as an Employee (or became vested and exercisable as a result of the termination). Any Shares subject to the portion of the Option that are vested as of the termination date of the Optionee’s relationship as an Employee but that are not purchased prior to the expiration of the Option pursuant to this Section 6(h) shall be forfeited immediately following the Option’s expiration.

(i)                                     Leaves of Absence. Unless otherwise determined by the Administrator, for purposes of Section 6 hereof, the service of an Optionee as an Employee shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Bank in writing. Unless otherwise determined by the Administrator and subject to Applicable Law, vesting of an Option shall be suspended during any unpaid leave of absence.

(j)                                    Death of Optionee.

(i)                                     If an Optionee dies while an Employee, then the Optionee’s Option shall expire on the earlier of the following dates:

(A)                               The expiration date determined by Section 6(e) hereof;

(B)                               The last day of the twelve (12) month period following the Optionee’s death, or such later date as the Administrator may determine and specify in the Option Agreement.

(ii)                                  All or part of the Optionee’s Option may be exercised at any time before the expiration of the Option as set forth in Section 6(j)(i) hereof by the executors or administrators of the Optionee’s estate or by any person who has acquired the Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that the Option was vested and exercisable as of the date of the Optionee’s death or had became vested and exercisable as a result of the death. The balance of the Shares subject to the Option shall be forfeited upon the Optionee’s death. Any Optioned Shares subject to the portion of the Option that are vested as of the Optionee’s death but that are not purchased prior to the expiration of the Option pursuant to this Section 6(j) shall be forfeited immediately following the Option’s expiration.

(k)                                 Restrictions on Transfer of Shares. Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase or redemption, rights of first refusal, and other transfer restrictions as the Administrator may determine. The restrictions described in the preceding sentence shall be set forth in the applicable Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

7.                                      Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any applicable withholding taxes arising in connection with the exercise of an Option under the laws of U.S. federal, state, local or non-U.S. jurisdictions. The Company shall not be required to issue any Shares under the Plan until the foregoing obligations are satisfied. Without limiting the generality of the foregoing, upon the exercise of any Option, the Bank shall have the right to withhold taxes from any compensation or other amounts that the Bank may owe to the Optionee, or to require the Optionee to pay to the Bank the amount of any taxes that the Bank may be required to withhold with respect to the Shares issued to the Optionee. Without limiting the generality of the foregoing, the Administrator in its sole discretion may authorize the Optionee to satisfy all or part of any withholding tax liability by: (i) having the Company withhold from the Shares that would otherwise be issued upon the exercise of an Option that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to the portion of the Company’s withholding tax liability to be so satisfied; and/or (ii) delivering to the Company previously owned and unencumbered Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to the amount of the Bank’s withholding tax liability to be so satisfied. Subject to the preceding sentence, the exercisability or settlement of any Option Agreement shall be determined by the Administrator in its sole discretion.

8.                                      Payment for Shares. The consideration to be paid for the Shares to be issued under the Plan, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined on the Date of Grant), subject to the provisions in this Section 8.

(a)                                 General Rule. The entire Exercise Price (as the case may be) for Shares issued under the Plan shall be payable in cash or cash equivalents at the time when the Shares are purchased, except as otherwise provided in this Section 8.

(b)                                 Other Forms of Consideration. At the sole discretion of the Administrator, all or a portion of the Exercise Price may be paid by any other form of consideration and method of payment to the extent permitted by Applicable Law.

9.                                      Nontransferability of Options. Unless otherwise determined by the Administrator and provided in the applicable Option Agreement (or be amended to provide), no Option shall be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner (whether by operation of law or otherwise) other than by will or applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment, or similar process. In the event the Administrator in its sole discretion makes an Option transferable, only a Nonstatutory Stock Option may be transferred provided such Option is transferred without payment of consideration to members of the Optionee’s immediate family (as such term is defined in Rule 16a-1(e) of the Exchange Act) or to trusts or partnerships established exclusively for the benefit of the Optionee and the members of the Optionee’s immediate family, all as permitted by Applicable Law. Upon any attempt to pledge, assign, hypothecate, transfer, or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void. Options may be exercised during the lifetime of the Optionee only by the Optionee.

10.                               Bound by Shareholders’ Agreement and Rights as a Shareholder. Notwithstanding anything in the Plan or an Option Agreement to the contrary, to the extent a Shareholders’ Agreement exists between the shareholders of the Company, no Option under the Plan shall be granted or exercised unless the Optionee timely agrees to and executes (to the Company’s satisfaction) the Company’s Shareholders’ Agreement, if any. Until the Shares actually are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan. A failure by an Optionee to timely agree to and execute the Company’s Shareholders’ Agreement, as determined in the Company’s sole satisfaction, shall result in an immediate and automatic forfeiture of the Option; thereafter, no Shares shall be due or owing to the Optionee under such Option.

11.                               Adjustment of Shares.

(a)                                 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the class(es) and number and type of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, and the class(es), number, and type of Shares covered by each outstanding Option, as well as the price per Share covered by each outstanding Option, shall be proportionately adjusted for any increase, decrease or change in the number or type of outstanding Shares or other securities of the Company or exchange of outstanding Shares or other securities of the Company into or for a different number or type of shares or other securities of the Company or successor entity, or for other property (including, without limitation, cash) or other change to the Shares resulting from a share split, reverse share split, share dividend, dividend in property other than cash, combination of shares, exchange of shares, combination, consolidation, spin-off, split-off, recapitalization, reincorporation, reorganization, change in corporate structure, reclassification, or other distribution of the Shares effected without receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Whether the adjustment provisions of this Section 11(a) have been triggered shall be determined by the Board of the Company, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of equity securities of the Company of any class, or securities convertible into equity securities of the Company of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type, or price of Shares subject to an Option. Where an adjustment under this Section 11(a) is made to an Incentive Stock Option, the adjustment shall be made in a manner that will not be considered a “modification” under the provisions of Section 424(h)(3) of the Code.

(b)                                 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to the proposed dissolution or liquidation as to all of the Optioned Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase or redemption option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c)                                  Change in Control. Effective upon the consummation of a Change in Control, all outstanding Options under the Plan shall terminate to the extent they are not assumed. The Administrator shall have the sole and unilateral authority, exercisable either in advance of any actual or anticipated Change in Control or at the time of an actual Change in

Control, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Options under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Options in connection with a Change in Control, on such terms and conditions as the Administrator may specify. Additionally, the Administrator shall have the sole and unilateral authority to effectuate the automatic cashout and termination of one or more Options immediately prior to the Change in Control and without regard to whether the Optionee consents to such cashout, with such cashout being equal to the positive “spread” (if any) between the price per Share provided in the Change in Control and the Exercise Price per Share, multiplied by the number of Optioned Shares. For avoidance of doubt, if no positive spread exists pursuant to the foregoing, then such cashout of the Option shall be effectuated with no cash payment to the Optionee holding such an Option.

(d)                                 Reservation of Rights. Except as provided in this Section 11 and in the applicable Option Agreement, an Optionee shall have no rights by reason of (i) any subdivision or consolidation of Shares or other securities of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of Shares or other securities of any class. Any issuance by the Company of equity securities of any class, or securities convertible into equity securities of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

12.                               Date of Grant. The Date of Grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination to grant the Option, or such other later date as is determined by the Administrator; provided, however, that the Date of Grant of an Incentive Stock Option shall be no earlier than the date on which the Employee becomes an Employee.

13.                               Securities Law Requirements.

(a)                                 Legal Compliance. Notwithstanding any other provision of the Plan or any agreement entered into by the Company or the Bank pursuant to the Plan, neither the Company nor the Bank shall be obligated, and shall have no liability for failure to deliver any Shares under the Plan unless the issuance and delivery of Shares comply with (or are exempt from) all Applicable Law, including, without limitation, the Securities Act, U.S. state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations. Shares delivered under the Plan shall be subject to transfer restrictions, and the person acquiring the Shares shall, as a condition to the exercise of an Option if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with Applicable Law, including, without limitation, the representation and warranty at the time of acquisition of the Shares that the Shares are being acquired only for investment purposes and without any present intention to sell, transfer, or distribute the Shares.

14.                               Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.                               Approval by Shareholders. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such approval by shareholders of the Company shall be obtained in the degree and manner required under Applicable Law. Options may be granted, but Options may not be exercised prior to approval of the Plan by shareholders of the Company.

16.                               Duration and Amendment.

(a)                                 Term of Plan. Subject to approval by shareholders of the Company in accordance with Section 15 hereof, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 15 hereof. In the event that the shareholders of the Company fail to approve the Plan within twelve (12) months prior to or after its adoption by the Board, any Options that have been granted and any Shares that have been awarded or purchased under the Plan shall be rescinded, and no additional Options shall be granted thereafter. Unless sooner terminated under Section 16(b) hereof, the Plan shall continue in effect for a term of ten (10) years from the later of (i) the effective date of the Plan, or (ii) the date of the most recent Board approval of an increase in the number of Shares reserved for issuance under the Plan.

(b)                                 Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

(c)                                  Approval by Shareholders. The Board shall obtain approval of the shareholders of any Plan amendment to the extent necessary and desirable to comply with Applicable Law.

(d)                                 Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall materially and adversely impair the rights of any Optionee with respect to an outstanding Option, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Optons granted under the Plan prior to the date of such termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to the termination of the Plan. Notwithstanding the foregoing, or anything in the Plan to the contrary, the Administrator shall have unilateral authority to amend an Option, without Optionee consent, to the minimum extent necessary to comply with Section 409A of the Code and such amendment shall not be deemed to materially impair the rights of such Optionee.

17.                               Legending Share Certificates. In order to enforce any restrictions imposed upon Shares issued upon the exercise of Options, including, without limitations, the restrictions described in Sections 6(k) hereof, the Administrator may cause a legend or legends to be placed on any share certificates representing the Shares, which legend or legends shall make appropriate reference to the restrictions, including, without limitation, a restriction against sale of the Shares for any period as may be required by Applicable Law.

18.                               No Rights as an Employee. Neither the Plan nor any Option shall confer upon any Optionee any right to continue his or her relationship as an Employee with the Bank for any period of specific duration or interfere in any way with his or her right or the right of the Bank (or any Parent or Subsidiary employing or retaining the Optionee), which rights are hereby expressly reserved by each, to terminate such relationship at any time, with or without cause, and with or without notice.

19.                               No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Bank or any Parent or Subsidiary and an Optionee or any other person. To the extent that any Optionee acquires a right to receive payments from the Bank or any Parent or Subsidiary pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Bank, a Parent, or any Subsidiary.

20.                               No Rights to Options. No Optionee, eligible Employee, or other person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of an Employee, Optionee, or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to any Optionee or with respect to different Optionees.

21.                               Minimum Regulatory Capital Requirements. Notwithstanding any provision of this Plan or any agreement to the contrary, all Options granted under the Plan will expire, to the extent not exercised, within 45 days following the receipt of notice from the Company’s and/or the Bank’s primary federal or state regulator (“Regulator”) that (i) the Company and/or the Bank has not maintained its minimum capital requirements (as determined by the Regulator); and (ii) the Regulator is requiring termination or forfeiture of Options. Upon receipt of such notice from the Regulator, the Company and/or the Bank will promptly notify each Optionee that all Options issued under this Plan have become fully vested to the full extent of the grant and that the Options must be exercised prior to the end of the 45-day period or such earlier period as may be specified by the Regulator or forfeit such Options. In case of forfeiture, no Optionee will have a cause of action, of any kind or nature, with respect to the forfeiture against the Company, the Bank or any Parent or Subsidiary. Neither the Company, the Bank, nor any Parent or Subsidiary will be liable to any Optionee due to the failure or inability of the Company and/or the Bank to provide adequate notice to the Optionee.

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